                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 333-39109) of 3Dfx Interactive, Inc., of our report dated January 27, 1998, except as to the fifteenth paragraph of Note 1 which is as of March 3, 1998, appearing in this Form 10-K/A.






PRICE WATERHOUSE LLP


San Jose, California
March 3 1998